SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                        ----------------


                            FORM 8-K

                         CURRENT REPORT


             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934



Date of Report
(Date of earliest event reported):           October 6, 1999
                                             ----------------



                  INSITUFORM TECHNOLOGIES, INC.
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


    Delaware                 0-10786              13-3032158
------------------         ------------         --------------
 (State or other           (Commission          (IRS Employer
 jurisdiction of           File Number)       Identification No.)
 incorporation)


702 Spirit 40 Park Drive, Chesterfield, Missouri         63005
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)


Registrant's telephone number,
including area code                               (636) 530-8000
                                                  --------------

Item 5.   Other Events.
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AM-Liner Proceeding
-------------------

     On October 6, 1999, the Registrant announced the settlement of previously reported patent infringement proceedings initiated by the Registrant against J.F. Pacific Liners, Inc., American Pipe & Plastics, Inc. ("APP") and AM-Liner USA, Inc. ("AM-Liner") in the U.S. District Court for the Northern District of California (Civil Action No. C-95-0151 CAL) (the "Initial Proceedings"), and against APP in the U.S. District Court for the Central District of California (Civil Action No. SACV 99-909 DOC (EEx)) (the "Additional Proceedings"). The court in the Initial Proceedings had previously found that defendants had infringed one or more patents owned by the Registrant relating to the NuPipe(R) pipe rehabilitation process, issued a permanent injunction against the defendants and their licensees and assessed damages in favor of the Registrant. Appeals and cross appeals were pending.

     Under the terms of the settlement, defendants acknowledge the validity of the Registrant's patents and agree not to challenge their validity in the future. AM-Liner and APP have further agreed to pay the Registrant $2.7 Million, of which $1.2 Million will be paid immediately and the balance (secured by a letter of credit) over 42 months. Such payments will have no discernable effect on income in the current quarter because the payments will be recognized over the remaining life of the patents.

     Under the settlement, the permanent injunction issued by the court in the Initial Proceedings remains in place. The Registrant also retains the right to take future legal action if the product or process at issue in the Additional Proceedings is modified in a manner that creates an infringement of the Registrant's patents.

     Reference is hereby made to the Registrant's press release issued October 6, 1999 attached to this Current Report as Exhibit
99, which is hereby incorporated into this item.


Item 7.
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     (c) Exhibits.

     The exhibit filed as part of this Current Report on Form 8-K is listed in the attached Index to Exhibits.

                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                            By s/Robert L. Kelley
                              ------------------------------
                              Robert L. Kelley
                              Vice President-General Counsel

Dated: October 18, 1999

                        INDEX TO EXHIBITS


Exhibit        Description
-------        ------------

99             Press Release of the Registrant issued October 6,
               1999